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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                           June 2, 1998 (May 27, 1998)

                            JOHNSTON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    1-6687                    11-1749980
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

                 105 Thirteenth Street, Columbus, Georgia 31901
                    (Address of Principal Executive Offices)

                                 (706) 641-3140
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 27, 1998, (a) the Registrant determined not to renew the engagement of Deloitte & Touche LLP ("Deloitte"), the Registrant's auditors, who were previously engaged as the principal accountant to audit the consolidated financial statements of the Registrant and (b) selected KPMG Peat Marwick LLP ("KPMG") as the Registrant's principal accountant and replacement for Deloitte. The Audit Committee of the Registrant's Board of Directors recommended that Deloitte's engagement not be renewed and that KMPG be engaged to replace Deloitte, and the Board of Directors approved this recommendation, effective May 27, 1998.

         The reports of Deloitte on the consolidated financial statements of the Registrant as of and for the fiscal years ended January 3, 1998 and December 28, 1996 contained no adverse opinion or disclaimer of opinion, nor were such financial statements qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrant's two most recent fiscal years and the subsequent interim period preceding the replacement of Deloitte, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. Further, Deloitte did not advise the Registrant during the Registrant's two most recent fiscal years or during the subsequent interim period preceding the Registrant's decision not to extend Deloitte's engagement:

         (a) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

         (b) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

         (c) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have
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                  caused it to be unwilling to rely on management's
                  representations or be associated with the Registrant's financial statements; or

         (d) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

         Deloitte was authorized by the Registrant to respond fully to inquiries of KPMG.

         During the two most recent fiscal years and during the interim period prior to engaging KPMG, neither the Registrant nor anyone on its behalf consulted KPMG regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that KPMG concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issues; or (b) any matter that was the subject of either a disagreement or any other event described above.

         The Registrant has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 1, 1998, is filed as an exhibit to this Form 8-K.



Item 7. Financial Statements and Exhibits

(c)      Exhibits.

Exhibit Number

16.1     Letter from Deloitte & Touche LLP dated June 1, 1998.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JOHNSTON INDUSTRIES, INC.



Date: June 2, 1998                      By: /s/ James J. Murray
                                           ------------------------
                                                James J.Murray
                                                Executive Vice President, Chief
                                                Financial Officer

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                                  EXHIBIT INDEX



 Exhibit
  Number                             Description of Document
---------         --------------------------------------------------------------
16.1              Letter from Deloitte & Touche dated June 1, 1998